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EXHIBIT 21.1

SUBSIDIARIES OF ARBOR REALTY TRUST, INC.

Arbor Realty GPOP, Inc., a Delaware corporation
Arbor Realty LPOP, Inc., a Delaware corporation
Arbor Realty Limited Partnership, a Delaware limited partnership
Arbor Realty SR, Inc., a Maryland corporation
Arbor Realty Funding, LLC, a Delaware limited liability company
Arbor Realty Member LLC, a Delaware limited liability company
ART 450 LLC, a Delaware limited liability company
ARMS 2004-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2004-1 LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2004-1, Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Collateral Management, LLC, a Delaware limited liability company
AC Flushing, LLC, a New York limited liability company
AR Prime Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2005-1 Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Mortgage Securities Series 2005-1 LLC, a Delaware limited liability company
ARMS 2005-1 Equity Holdings LLC, a Delaware limited liability company
ARSR TRS Holdings LLC (formerly Arbor Toy LLC), a Delaware limited liability company (TRS)
ARMS 2006-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2006-1 LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2006-1, Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Participation LLC, a Delaware limited liability company
ART 823 LLC, a Delaware limited liability company (TRS)
ARSR Tahoe LLC, a Delaware limited liability company
ARSR Jacksonville LLC, a Delaware limited liability company
ARSR Alpine LLC, a Delaware limited liability company (TRS)
ARSR Alpine II LLC, a Delaware limited liability company
Arbor ESH Holdings LLC, a Delaware limited liability company
ARSR Grand Reserve LLC, a Delaware limited liability company
Richland Terrace Apts. LLC, a South Carolina limited liability company
Arbor Capital Trust III, a Delaware Statutory Trust
Arbor Capital Trust VII, a Delaware Statutory Trust
JT Prime LLC, a Delaware limited liability company
ABT ESI LLC, a Delaware limited liability company
Arbor CM LLC, a Delaware limited liability company

ARSR Solutions LLC, a Delaware limited liability company
Harwood New Venture LLC, a Delaware limited liability company
Heritage Partners Holding LLC, a Delaware limited liability company
420 Fifth Associates LLC, a Delaware limited liability company
Daytona Beach Six, LLC, a Delaware limited liability company
ARSR West Shore LLC, a Delaware limited liability company
BR Norwich Unit Owner LLC, a Delaware limited liability company
ART 323 LLC, a Delaware limited liability company
Arbor Water Street Properties LLC, a Delaware limited liability company
GA Portfolio LLC, a Delaware limited liability company
GA Portfolio Manager, LLC, a Delaware limited liability company
Arbor Park Row, LLC, a Delaware limited liability company
Arbor Realty Holdings, LLC, a Delaware limited liability company
Arbor Realty Investment, LLC, a Delaware limited liability company
Arbor Residential Investor, LLC, a Delaware limited liability company
ARSR RCC TRS LLC, a Delaware limited liability company (TRS)
ARSR Vintage, LLC, a Delaware limited liability company
Basket 1 Preferred SPE, LLC, a Delaware limited liability company
Basket 2 Preferred SPE, LLC, a Delaware limited liability company
Basket 3 Preferred SPE, LLC, a Delaware limited liability company
Basket 4 Preferred SPE, LLC, a Delaware limited liability company
Basket 5 Preferred SPE, LLC, a Delaware limited liability company
Basket 6 Preferred SPE, LLC, a Delaware limited liability company
Basket 7 Preferred SPE, LLC, a Delaware limited liability company
Basket 8 Preferred SPE, LLC, a Delaware limited liability company
Northwest Freeway Holding, LLC, a Delaware limited liability company (TRS)
PE 25, LLC, a Delaware limited liability company
Arbor 30 Henry PE LLC, a Delaware limited liability company (TRS)
Arbor 545 West 48th LLC, a Delaware limited liability company (TRS)
Arbor Realty Collateralized Loan Obligation 2012-1 LLC, a Delaware limited liability company
Arbor Realty Collateralized Loan Obligation 2012-1 Ltd, a Cayman Islands exempted company with limited liability
Arbor Realty Collateralized Loan Obligation 2013-1 LLC, a Delaware limited liability company
Arbor Realty Collateralized Loan Obligation 2013-1 Ltd, a Cayman Islands exempted company with limited liability
Arbor Realty Investments LLC, a Delaware limited liability company
ARMS 2012-1 Equity Holdings LLC, a Delaware limited liability company

ARMS 2013-1 Equity Holdings LLC, a Delaware limited liability company
Arbor FE LLC a Delaware limited liability company
ERFG Holdings, LLC, a Delaware limited liability company
Legacy Equity Investment Group LLC, a Delaware limited liability company
Legacy West Coast Mezzanine Holdings LLC, a Delaware limited liability company

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  EXHIBIT 21.1
SUBSIDIARIES OF ARBOR REALTY TRUST, INC.